                            January 29, 2001


                            BERGER FUNDS
                            PROSPECTUS



                            [BERGER FUNDS LOGO]


                            BERGER GROWTH FUND

                            BERGER LARGE CAP GROWTH FUND

                            BERGER MID CAP GROWTH FUND

                            BERGER SMALL COMPANY GROWTH FUND - INVESTOR SHARES

  [In order to receive      BERGER NEW GENERATION FUND - INVESTOR SHARES
documents electronically,
please turn the page for    BERGER SELECT FUND
        details.]
                            BERGER INFORMATION TECHNOLOGY FUND - INVESTOR SHARES

                            BERGER INTERNATIONAL FUND

                            BERGER MID CAP VALUE FUND

                            BERGER BALANCED FUND

The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus, or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime. Like all mutual funds, an investment in the Berger Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Funds will meet their investment goals, and although you have the potential to make money, you could also lose money in the Funds.

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Berger Funds, Berger New Generation Fund, Berger Small Company Growth Fund,
Berger Balanced Fund, Berger Mid Cap Growth Fund and Berger Mid Cap Value Fund are registered service marks of Berger LLC; the Berger Mountain logo is a registered trademark of Berger LLC; Berger Information Technology Fund, Berger Select Fund, Berger International Fund, Berger Growth Fund and Berger Large Cap Growth Fund are service marks of Berger LLC; other marks referred to herein are the trademarks, service marks, registered trademarks or registered service marks of the respective owners thereof.

Contents

BERGER FUNDS(R) are a no-load family of mutual funds. A mutual fund pools money from shareholders and invests in a portfolio of securities. Each of the following sections introduces a Fund, its goal(s), principal investment strategies and principal risks. They also contain expense and performance information.




Berger Growth Fund(SM) ........................................................  4

Berger Large Cap Growth Fund(SM) ..............................................  6

Berger Mid Cap Growth Fund(R) Berger ..........................................  8

Berger Small Company Growth Fund(R) - Investor Shares ......................... 10

New Generation Fund(R) - Investor Shares ...................................... 12

Berger Select Fund(SM) ........................................................ 14

Berger Information Technology Fund(SM) - Investor Shares ...................... 16

Berger International Fund(SM) ................................................. 18

Berger Mid Cap Value Fund(R) .................................................. 20

Berger Balanced Fund(R) ....................................................... 22

Investment Techniques, Securities and Associated Risks ........................ 24

Risk and Investment Table ..................................................... 25

Risk and Investment Glossary .................................................. 26

Buying Shares ................................................................. 28

Selling (Redeeming) Shares .................................................... 29

Information About Your Account ................................................ 30

Exchanging Shares ............................................................. 30

Signature Guarantees/Special Documentation .................................... 30

Your Share Price .............................................................. 30

Other Information About Your Account .......................................... 31

Distributions and Taxes ....................................................... 33

Tax-Sheltered Retirement Plans ................................................ 33

Organization of the Berger Funds Family ....................................... 34

Investment Managers ........................................................... 34

12b-1 Arrangements ............................................................ 36

Special Fund Structures ....................................................... 36

Financial Highlights for the Berger Funds Family .............................. 37

Berger Growth Fund ............................................................ 37

Berger Large Cap Growth Fund .................................................. 38

Berger Mid Cap Growth Fund .................................................... 38

Berger Small Company Growth Fund - Investor Shares ............................ 39

Berger New Generation Fund - Investor Shares .................................. 39

Berger Select Fund ............................................................ 40

Berger Information Technology Fund - Investor Shares .......................... 40

Berger International Fund ..................................................... 42

Berger Mid Cap Value Fund ..................................................... 44

Berger Balanced Fund .......................................................... 45



                             Berger Funds - January 29, 2001 Combined Prospectus

4

Berger
Growth Fund                   Ticker Symbol                                BEONX

The Fund's Goal and Principal Investment Strategies

The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of established companies with the potential for growth.

Stock selection by the Fund's investment manager focuses on companies believed to have strong growth potential regardless of the company's size.

The Fund's investment manager generally looks for companies with:

o  Opportunities for rapid revenue and earnings growth

o  Large market potential for their products and services

o Strong, capable management teams that have the vision necessary to increase their market share in growing industries.

The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.


Although the Fund is expected to invest in stocks of companies of all sizes, including large companies, the Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Small and mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments may focus in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.


See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflects Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                     [GRAPH]

1991                          88.81%

1992                           8.53%

1993                          21.20%

1994                          -6.66%

1995                          21.34%

1996                          13.73%

1997                          13.57%

1998                          16.23%

1999                          52.28%

2000                         -18.89%

BEST QUARTER:   12/31/99      42.88%

WORST QUARTER:  12/31/00     -27.99%



Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500), an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500, and unlike the Fund, it does not incur fees or charges.


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000



                 1 Year      5 Years   10 Years
                 ------      -------   --------
The Fund          -18.89%     13.14%    17.96%

S&P 500            -9.10%     18.33%    17.44%


Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
---------------------------------                                           ----
Management fee                                                               .69

Distribution (12b-1) fee                                                     .25

Other expenses                                                               .19
                                                                             ---

Total Annual Fund Operating Expenses                                        1.13
                                                                            ====

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:



YEARS                                                                         $
-----                                                                     -----
One                                                                         115

Three                                                                       359

Five                                                                        622

Ten                                                                       1,375


                             Berger Funds - January 29, 2001 Combined Prospectus

6

Berger Large Cap
Growth Fund                        Ticker Symbol                           BEOOX


The Fund's Goal and Principal Investment Strategies


The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the securities of large, well-established companies that have potential for growth.

Security selection focuses on the common stocks and convertible securities of companies that have demonstrated a history of growth in revenues and earnings.

The Fund's investment manager generally looks for companies with:

o  Opportunities for above-average revenue and earnings growth

o  Strong market positions for their products and services

o Strong, seasoned management teams with well-established and clearly defined strategies.


Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities of companies whose market capitalization, at the time of initial purchase, is $10 billion or more. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade (BB or lower by Standard & Poor's, Ba or lower by Moody's). The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.


Principal Risks

You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

To the extent the Fund invests in fixed-income securities it takes on different risks, including movements in interest rates and default on payment of principal or interest. In addition, the Fund may invest in convertible securities rated below investment grade, which may pose greater market, interest rate, prepayment and credit risks. These issuers are less financially secure, and are more likely to be hurt by interest rate movements. In addition, if the Fund does engage in active trading, this will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [GRAPH]


YEAR                              %
----                          -----
1991                          60.97%

1992                           4.82%

1993                          23.57%

1994                          -9.07%

1995                          23.92%

1996                          15.61%

1997                          22.70%

1998                          22.49%

1999                          61.32%

2000                         -11.26%

BEST QUARTER:    12/31/99     40.64%

WORST QUARTER:   12/31/00    -20.04%



Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500), an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500, and unlike the Fund, it does not incur fees or charges.



Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000(1)



                  1 Year      5 Years   10 Years
                  ------      -------   --------
The Fund          -11.26%    19.99%    19.31%

S&P 500            -9.10%    18.33%    17.44%



(1) Effective January 29, 2001, the Fund changed its name and non-fundamental investment strategies from that of a growth and income fund to a large cap growth fund.


Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
---------------------------------                                           ----
Management fee                                                               .74

Distribution (12b-1) fee                                                     .25

Other expenses                                                               .19
                                                                            ----

Total Annual Fund Operating Expenses                                        1.18
                                                                            ====

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o 5% total return for each year - Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:


YEARS                                                                          $
-----                                                                      -----
One                                                                          120

Three                                                                        375

Five                                                                         649

Ten                                                                        1,432


                             Berger Funds - January 29, 2001 Combined Prospectus

8

Berger Mid Cap
Growth Fund                        Ticker Symbol                           BEMGX

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies with the potential for strong revenue and earnings growth.

Stock selection focuses on companies that commit their resources to innovative products or services for unique, changing or rapidly growing markets.

The Fund's investment manager generally looks for companies with:

o Strong revenue and earnings growth fundamentals and leading market share in their industry or business sector

o  Strong management teams with established organizational structures

o  Strong balance sheets and the ability to efficiently finance their growth.

Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies whose market capitalization falls, at the time of initial purchase, within a range of $1 billion to the 12-month average of the maximum market capitalization for companies included in the Standard & Poor's Mid Cap 400 Index (S&P 400). This average is updated monthly. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)


                                    [GRAPH]



1998                                            54.38%

1999                                           151.46%

2000                                           -25.15%

BEST QUARTER:   12/31/99                        75.17%

WORST QUARTER:  12/31/00                       -33.09%



(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1998 and 1999 and there can be no assurance that IPOs will have such an impact in the future.



Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the S&P 400, an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies. While the Fund does not seek to match the returns of the S&P 400, this index is a good indicator of general stock market performance for mid-sized companies. You may not invest in the S&P 400, and unlike the Fund, it does not incur fees or charges.



Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000



                                         Life of the Fund
                           1 Year       (December 31, 1997)
                           ------       -------------------
The Fund                  -25.15%            42.70%

S&P 400                    17.50%             17.10%


Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                             %
---------------------------------                                          ----
Management fee                                                              .75

Distribution (12b-1) fee                                                    .25

Other expenses                                                              .28
                                                                           ----

Total Annual Fund Operating Expenses                                       1.28
                                                                           ====

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:


YEARS                                                                          $
-----                                                                      -----
One                                                                          130

Three                                                                        406

Five                                                                         702

Ten                                                                        1,545

                             Berger Funds - January 29, 2001 Combined Prospectus

10

Berger Small Company
Growth Fund -
Investor Shares                    Ticker Symbol                           BESCX

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of small companies with the potential for rapid revenue and earnings growth.

The Fund's stock selection focuses on companies that either occupy a dominant position in an emerging industry or have a growing market share in a larger, fragmented industry.

The Fund's investment manager generally looks for companies with:

o An innovative technology, product or service that may enable the company to be a market share leader

o  Strong entrepreneurial management with clearly defined strategies for growth

o  Relatively strong balance sheets.

Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index (Russell 2000). This average is updated monthly. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                    [GRAPH]



1994                                 13.73%

1995                                 33.80%

1996                                 16.77%

1997                                 16.16%

1998                                  3.17%

1999                                104.39%

2000                                 -8.27%

BEST QUARTER:  12/31/99              58.97%

WORST QUARTER:  9/30/98             -29.22%



Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Russell 2000, an unmanaged index, with dividends reinvested, which consists of the common stocks of 2000 U.S. companies. While the Fund does not seek to match the returns of the Russell 2000, this index is a good indicator of small company stock market performance. You may not invest in the Russell 2000, and unlike the Fund, it does not incur fees or charges.


Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000



                                             Life of the Fund
                 1 Year        5 Years      (December 30, 1993)
                 ------        -------      -------------------
The Fund         -8.27%       21.28%            21.84%

Russell 2000     -3.02%       10.31%            10.86%


Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                             %
---------------------------------                                          ----
Management fee                                                              .81

Distribution (12b-1) fee                                                    .25

Other expenses                                                              .21
                                                                           ----

Total Annual Fund Operating Expenses                                       1.27
                                                                           ====

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:


YEARS                                                                          $
-----                                                                      -----
One                                                                          129

Three                                                                        403

Five                                                                         697

Ten                                                                        1,534


                             Berger Funds - January 29, 2001 Combined Prospectus

12

Berger New
Generation Fund -
Investor Shares                         Ticker Symbol                    BENGX

The Fund's Goal and Principal Investment Strategies


The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of companies with potential for significant revenue and earnings growth.


The Fund focuses on leading-edge companies with new ideas, technologies or methods of doing business. Its investment manager seeks companies it believes have the potential to change the direction or dynamics of the industries in which they operate or significantly influence the way businesses or consumers conduct their affairs.

The Fund's investment manager generally looks for companies:

o In business sectors characterized by rapid change, regardless of the company's size

o With favorable long-term growth potential because of their new or innovative products or services

o With management and financial strength to fulfill their vision and grow their business.

The Fund invests in common stocks, both domestic and foreign, and other securities with equity features, such as convertible securities and preferred stocks. Due to the Fund's focus on companies with the characteristics described above, the Fund generally is weighted toward small market capitalization companies, although it is free to invest in companies with larger market capitalizations as well. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

Given the Fund's weighting toward small companies in rapidly changing industries, its share price may fluctuate more than that of funds invested in larger companies or more stable industries. Small companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In addition, products and services in rapidly changing industries may be subject to intense competition and rapid obsolescence and may require regulatory approvals prior to their use. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.



YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)


                                    [GRAPH]



1997                              24.22%

1998                              23.00%

1999                             144.20%

2000                             -38.68%

BEST QUARTER:   12/31/99          52.95%

WORST QUARTER:  12/31/00         -43.89%



(1)Initial Public Offerings constituted a significant portion of the Fund's performance during 1999 and there can be no assurance that IPOs will have such an impact in the future.


Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500), an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500, and unlike the Fund, it does not incur fees or charges.


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000



                                  Life of the Fund
                  1 Year          (March 29, 1996)
                  ------          ----------------
The Fund          -38.68%            22.66%

S&P 500            -9.10%            18.33%


Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
---------------------------------                                           ----
Management fee                                                               .83

Distribution (12b-1) fee                                                     .25

Other expenses                                                               .22
                                                                            ----

Total Annual Fund Operating Expenses                                        1.30
                                                                            ====

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:



YEARS                                                                          $
-----                                                                      -----
One                                                                          132

Three                                                                        412

Five                                                                         713

Ten                                                                        1,568



                             Berger Funds - January 29, 2001 Combined Prospectus

14

Berger
Select Fund                        Tickler Symbol                          BESLX

The Fund's Goal and Principal Investment Strategies


The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of companies with superior potential for strong revenue and earnings growth.

This nondiversified Fund normally invests in a core portfolio of 20-30 common stocks selected by the Fund's portfolio management team. Each co-portfolio manager selects a portion of the stocks that comprise the portfolio. The stock selection focuses on companies of any size whose growth potential is not yet fully reflected in the company's stock price.


The Fund's investment manager generally looks for companies with:

o Solid fundamental growth opportunities and that are market share leaders in their industries or have the potential to develop a large market for their products and services

o Strong, capable management teams with clearly defined strategies for revenue and earnings growth

o A catalyst for positive earnings developments such as evolving product cycles, special situations or changing economic conditions.

The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal. Due to this and the Fund's relatively small number of holdings, the annual portfolio turnover rate may be higher than other mutual funds.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

The Fund's share price may fluctuate more than the market in general and most equity funds because of its ability as a nondiversified fund to take larger positions in a smaller number of companies. As a result, the gains or losses on a single stock will have a greater impact on the Fund's share price. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [GRAPH]


1998                                            72.26%

1999                                            81.68%

2000                                           -32.68%

BEST QUARTER:   12/31/99                        54.19%

WORST QUARTER:  12/31/00                       -33.35%

(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1998 and 1999 and there can be no assurance that IPOs will have such an impact in the future.

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500), an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500, and unlike the Fund, it does not incur fees or charges.


Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000



                                              Life of the Fund
                                 1 Year      (December 31, 1997)
                                 ------      -------------------
The Fund                         -32.68%          28.19%

S&P 500                           -9.10%          12.26%


Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
---------------------------------                                           ----
Management fee                                                               .75

Distribution (12b-1) fee                                                     .25

Other expenses                                                               .23
                                                                            ----

Total Annual Fund Operating Expenses                                        1.23
                                                                            ====

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:



YEARS                                                                          $
-----                                                                      -----
One                                                                          125

Three                                                                        390

Five                                                                         676

Ten                                                                        1,489



                             Berger Funds - January 29, 2001 Combined Prospectus

16

Berger Information
Technology Fund -
Investor Shares                  Ticker Symbol                             BINVX

The Fund's Goal and Principal Investment Strategies


The Fund aims for capital appreciation. In pursuing that goal, the Fund invests at least 80% of its assets in common stocks of companies in the information technology group of industries, such as software, hardware, computer consulting services, communications and Internet services and products. The Fund's investment manager analyzes trends in information technology spending and demand, then identifies companies it believes are best positioned to benefit from those trends. The Fund generally invests the remainder of its assets in information technology-related companies whose stock price the investment manager believes is undervalued relative to their assets, earnings, cash flow or business franchise.


The Fund's investment manager generally looks for companies:

o  That dominate their industries or a particular market segment

o That have or are developing products or services that represent significant technological advancements or improvements

o That have strong fundamentals, strong management and strong product positioning.

The Fund primarily invests in common stocks. The Fund is free to invest in companies of any size market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

Given the Fund's concentration in industries that are rapidly changing, its share price may fluctuate more than that of funds invested in more stable industries. Companies in the information technology industries may have narrow product lines and their products and services are often subject to intense competition and rapid obsolescence.

Because the Fund's investments are focused in the information technology sector, the Fund is more susceptible to adverse events and market pressures impacting the industries included in that sector, which may pose greater market and liquidity risk.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [GRAPH]



1998                                              62.72%

1999                                             161.40%

2000                                             -28.06%

BEST QUARTER:  12/31/99                           97.35%

WORST QUARTER: 12/31/00                          -33.96%

(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1999 and there can be no assurance that IPOs will have such an impact in the future.

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Wilshire 5000 Index (Wilshire 5000), an unmanaged index, with dividends reinvested, which measures the performance of all U.S. headquartered equity securities with readily available price data. While the Fund does not seek to match the returns of the Wilshire 5000, this index is a good indicator of general stock market performance. You may not invest in the Wilshire 5000, and unlike the Fund, it does not incur fees or charges.


Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000



                                                                Life of the Fund
                                         1 Year                  (April 8, 1997)
                                         -------                ----------------
The Fund                                 -28.06%                   45.78%

Wilshire 5000                            -10.89%                   16.12%


Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.



SHAREHOLDER TRANSACTION EXPENSES                                              %
--------------------------------                                           ----
Redemption Fee (as a percentage of amount
redeemed or exchanged if shares are held
less than 6 months)                                                        1.00

Exchange Fee*                                                              None



ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
---------------------------------                                           ----
Management fee                                                               .85

Distribution (12b-1) fee                                                     .25

Other expenses                                                               .53
                                                                            ----

Total Annual Fund Operating Expenses                                        1.63
                                                                            ====

*The 1% redemption fee referenced in the table will be imposed on shares exchanged if held less than 6 months, since an exchange is treated as a redemption followed by a purchase.

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:



YEARS                                                                          $
-----                                                                      -----
One                                                                          166

Three                                                                        514

Five                                                                         887

Ten                                                                        1,933


                             Berger Funds - January 29, 2001 Combined Prospectus

18


Berger
International Fund                      Ticker Symbol                      BBINX

 The Fund's Goal and Principal Investment Strategies

The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in common stocks of well-established foreign companies. The Fund invests all of its assets in the Berger International Portfolio (Portfolio), which has the same goals and policies as the Fund.


The Portfolio's investment manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the investment manager then selects individual companies best positioned to take advantage of opportunities presented by these themes.


The Portfolio's investment manager generally looks for companies with:

o Securities that are fundamentally undervalued relative to their long-term prospective earnings growth rates, their historic valuation levels and their competitors

o Business operations predominantly in well-regulated and more stable foreign markets

o Substantial size and liquidity, strong balance sheets, proven management and diversified earnings.


The Portfolio invests primarily in common stocks with 65% of its total assets in securities of companies located in at least five different countries outside the United States. Recently, the Portfolio has been weighted toward the United Kingdom, Europe and selectively in Japan and the Far East. However, it may also invest in other foreign countries, including developing countries. A majority of the Portfolio's assets are invested in mid-sized to large capitalization companies. The Portfolio's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.


See "Organization of the Berger Funds Family--Special Fund
Structures--Master/Feeder" later in this prospectus for more information on the Fund's investment in the Portfolio.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of international investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment. There are additional risks with investing in foreign countries, especially in developing countries--specifically, economic, market, currency, liquidity, information, political and transaction risks. As a result of these additional risks, the Fund may be more volatile than a domestic stock fund. In addition, foreign stocks may not move in concert with the U.S. markets. In addition, the Fund may invest in certain securities with unique risks, such as forward foreign currency contracts, which may present hedging, credit, correlation, opportunity and leverage risks.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000(1). These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years(1).

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                     [GRAPH]


1991                                               13.18%

1992                                               10.21%

1993                                               36.38%

1994                                               -7.80%

1995                                               18.78%

1996                                               18.51%

1997                                                2.90%

1998                                               14.92%

1999                                               30.90%

2000                                              -10.36%

BEST QUARTER: 12/31/99                             20.54%

WORST QUARTER: 9/30/98                            -16.79%



Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Morgan Stanley Capital International Europe, Australasia and the Far East Index (EAFE Index), an unmanaged index, with dividends reinvested, which represents major overseas stock markets. While the Fund does not seek to match the returns of the EAFE Index, this index is a good indicator of foreign stock markets. You may not invest in the EAFE Index, and unlike the Fund, it does not incur fees or charges.



AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000(1)




                                                            Life of the Fund
                    1 Year         5 Years      10 Years     (July 31, 1989)
                    --------       -------      --------     ---------------
The Fund            -10.36%       10.46%        11.85%          11.81%

EAFE Index          -13.96%        7.43%         8.56%           5.41%



1. Predecessor Performance: Performance figures covering periods prior to October 11, 1996, include the performance of a pool of assets advised by the Portfolio's investment manager for periods before the Portfolio began operations. This performance has been adjusted to reflect the increased expenses expected in operating the Fund, net of fee waivers. The asset pool was not registered with the SEC and was not subject to the investment restrictions imposed on mutual funds. If the pool had been registered, its performance might have been adversely affected.


Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES(1)
(deducted directly from the Fund)                                              %
---------------------------------                                           ----
Management fee(2)                                                            .85

Distribution (12b-1) fee                                                     .25

Other expenses                                                               .58
                                                                            ----

Total Annual Fund Operating Expenses                                        1.68
                                                                            ====

(1) Annual fund operating expenses consist of the Fund's expenses plus the Fund's share of the expenses of the Portfolio.


(2) Effective May 12, 2000, the investment advisory fee charged to the Portfolio was reduced to the following rates of average daily net assets; 0.85% of the first $500 million of average daily net assets: 0.80% of the next $500 million and 0.75% of all amounts in excess of $1 billion. The amount shown reflects the restated advisory fee.


Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:



YEARS                                                                          $
-----                                                                      -----
One                                                                          171

Three                                                                        530

Five                                                                         913

Ten                                                                        1,987


                             Berger Funds - January 29, 2001 Combined Prospectus

20

Berger Mid Cap
Value Fund                     Ticker Symbol                               BEMVX

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued.

Investment selection focuses on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.

The Fund's investment manager generally looks for companies with:

o A low price relative to their assets, earnings, cash flow or business franchise

o  Products and services that give them a competitive advantage

o  Quality balance sheets and strong management.

The investment manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within a range of $1 billion to the 12-month average of the maximum market capitalization for companies included in the Standard & Poor's Mid Cap 400 Index (S&P 400).This average is updated monthly. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain securities with unique risks, such as special situations which could present increased market and information risks. The Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show how the Fund's performance has varied by illustrating the difference for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                    [GRAPH]


1999                                            21.56%

2000                                            27.34%

BEST QUARTER:  6/30/99                          20.79%

WORST QUARTER: 9/30/99                          -9.72%


Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds



Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the S&P 400, an unmanaged index with dividends reinvested, and is generally representative of the market for mid-sized companies. While the Fund does not seek to match the returns of the S&P 400, this index is a good indicator of general stock market performance for mix-sized companies. You may not invest in the S&P 400, and unlike the Fund, it does not incur fees or charges.


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000



                                     Life of the Fund
                           1 Year    (August 12, 1998)
                           ------    ----------------
The Fund                    27.34%         27.01%

S&P 400                     17.50%         19.73%


Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                    %
---------------------------------                 ----
Management fee                                     .75

Distribution (12b-1) fee                           .25

Other expenses                                     .59
                                                  ----

Total Annual Fund Operating Expenses              1.59
                                                  ====

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:


Years                                                                          $
-----                                                                      -----
One                                                                          162

Three                                                                        502

Five                                                                         866

Ten                                                                        1,889



                             Berger Funds - January 29, 2001 Combined Prospectus

22

Berger
Balanced Fund                      Ticker Symbol                           BEBAX

The Fund's Goals and Principal Investment Strategies

The Fund aims for capital appreciation and current income. In pursuing these goals, the Fund primarily invests in a diversified group of domestic equity and fixed-income securities.

The allocation between equity and fixed-income securities is based upon the investment manager's assessment of available investment opportunities and relevant market, economic and financial factors.

The Fund's investment manager generally looks for companies with:

o Reasonably priced equity securities with strong, consistent and predictable earnings growth rates

o  Strong, seasoned management teams and competitive products or services

o  Well-capitalized balance sheets.


The Fund's equity investments consist primarily of common stocks of companies with mid-sized to large market capitalizations. The Fund's fixed-income investments are a variety of income-producing securities, such as short- to long-term corporate, U.S. government and government agency debt securities, convertible securities, preferred stocks and mortgage-backed securities. The investment manager believes its investment style emphasizing equity securities offers shareholders the opportunity for capital appreciation along with a reasonable level of capital preservation. Normally, equity securities are expected to range from 45% to 65% of the Fund's total assets. However, it is the Fund's policy to invest at least 25% of its total assets in fixed-income senior securities and at least 25% in equity securities. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade (BB or lower by Standard & Poor's, Ba or lower by Moody's).


The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of equity and fixed-income investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment. The Fund may be riskier than other balanced funds that invest more heavily in fixed-income securities.

To the extent the Fund invests in fixed-income securities it takes on different risks, including movements in interest rates and default on payment of principal or interest, as well as market and call risks. In addition, the Fund may invest in convertible securities rated below investment grade, which may pose greater market, interest rate, prepayment and credit risks. These issuers are less financially secure, and are more likely to be hurt by interest rate movements. When interest rates are low, the Fund's income distributions to you may be reduced or eliminated.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)


                                    [GRAPH]


1998                          34.38%

1999                          44.58%

2000                          -3.30%

BEST QUARTER:   12/31/99      22.59%

WORST QUARTER:  12/31/00      -8.86%



(1)Initial Public Offerings constituted a significant portion of the Fund's performance during 1998 and 1999 and there can be no assurance that IPOs will have such an impact in the future.


Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500), an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500, and unlike the Fund, it does not incur fees or charges.


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000



                               Life of the Fund
                  1 Year     (September 30, 1997)
                  ------     --------------------
The Fund          -3.30%          33.91%(1)

S&P 500           -9.10%          12.20%


1. Includes returns for the last quarter of 1997, which reflect a higher than normal level of trading activity undertaken to pursue equity opportunities available as the advisor was beginning to implement the Fund's long-term approach to equity management.

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
---------------------------------                                           ----
Management fee                                                               .70

Distribution (12b-1) fee                                                     .25

Other expenses                                                               .19
                                                                            ----

Total Annual Fund Operating Expenses                                        1.14
                                                                            ====

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:



YEARS                                                                          $
-----                                                                      -----
One                                                                          116

Three                                                                        362

Five                                                                         628

Ten                                                                        1,386


Berger Funds - January 29, 2001 Combined Prospectus

24

Investment Techniques,
Securities and
Associated Risks

BEFORE YOU INVEST. . .

in any of the Berger Funds, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true--the lower the risk, the lower the potential for return.

Like all mutual funds, an investment in the Berger Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. The Funds are not a complete investment program, but may serve to diversify other types of investments in your portfolio. There is no guarantee that the Funds will meet their investment goals, and although you have the potential to make money, you could also lose money by investing in the Funds.

The table on the opposite page will help you further understand the risks the Funds take by investing in certain securities and the investment techniques used by the Berger Funds. A glossary follows the opposite page. You may get more detailed information about the risks of investing in the Berger Funds in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.

KEY TO TABLE

Follow down the columns under the name of the Fund in which you are interested. The boxes will tell you:

    Y Yes, the security or technique is permitted by a Fund and is emphasized by a Fund.

         -----------------------------------------------------------------------

    <    (Note: Character is a hollow Y) Yes, the security or technique is permitted by a Fund.

         -----------------------------------------------------------------------

    N    No, the security or technique is not permitted by a Fund.

         -----------------------------------------------------------------------

    F The restriction is fundamental to a Fund. (Fundamental restrictions cannot be changed without a shareholder vote.)

         -----------------------------------------------------------------------


     5 Use of a security or technique is permitted, but subject to a restriction of up to 5% of total assets.


         -----------------------------------------------------------------------

    25 Use of a security or technique is permitted, but subject to a restriction of up to 25% of total assets.

         -----------------------------------------------------------------------

    33.3 Use of a security or technique is permitted, but subject to a restriction of up to 33 1/3% of total assets.

         -----------------------------------------------------------------------


    [] (Note: Character is a hollow 5). Use of a security or technique is permitted, but subject to a restriction of up to 5% of net assets.


         -----------------------------------------------------------------------

  [][][] (Note: Character is a hollow 15). Use of a security or technique is permitted, but subject to a restriction of up to 15% of net assets.

         -----------------------------------------------------------------------

Notes to table


1. The Funds have no minimum quality standards for convertible securities, although they will not invest in defaulted securities. They also will not invest 20% or more of their assets in convertible securities rated below investment grade or in unrated convertible securities that the advisor or sub-advisor considers to be below investment grade.

2. The Berger Balanced Fund may invest only in mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or in privately issued mortgage-backed or asset-backed securities that are rated AA/Aa (S&P/Moody's) or above.

3. The Funds may use futures, forwards and options only for hedging. Not more than 5% of a Fund's net assets may be used for initial margins for futures and premiums for options, although a Fund may have more at risk under these contracts than the initial margin or premium. However, a Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's equity securities.



Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds



RISK AND INVESTMENT TABLE

                                                                                                                           Berger
                                                            Berger         Berger         Berger            Berger          New
                                                            Growth        Large Cap       Mid Cap       Small Company    Generation
                                                             Fund        Growth Fund    Growth Fund      Growth Fund       Fund
                                                            ------       -----------    -----------     -------------    -----------
Diversification                                                F             F             F                     F             F
------------------------------------------------------------------------------------------------------------------------------------
Small and mid-sized company securities                         Y             <             Y                     Y             Y
Market, liquidity and information risk
------------------------------------------------------------------------------------------------------------------------------------
Foreign securities                                             <             <             <                     <             <
Market, currency, transaction,
liquidity, information and political risk
------------------------------------------------------------------------------------------------------------------------------------
Sector focus                                                   Y             <             Y                     Y             Y
Market and liquidity risk
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities(1)                                      <             Y             <                     <             <
Market, interest rate, prepayment and
credit risk
------------------------------------------------------------------------------------------------------------------------------------
Investment grade bonds (nonconvertible)                        <             <             <                     <             <
Interest rate, market, call and credit risk
------------------------------------------------------------------------------------------------------------------------------------
Companies with limited operating histories                    5F            5F             Y                     Y             Y
Market, liquidity and information risk
------------------------------------------------------------------------------------------------------------------------------------
Illiquid and restricted securities                        [][][]        [][][]        [][][]                [][][]        [][][]
Market, liquidity and transaction risk
------------------------------------------------------------------------------------------------------------------------------------
Special situations                                             <             <             <                     <             <
Market and information risk
------------------------------------------------------------------------------------------------------------------------------------
Initial Public Offerings (IPOs)                                <             <             <                     <             <
Market, liquidity and information risk
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed and asset-backed securities(3)                 N             N             N                     N             N
Interest rate, prepayment, extension,
market and credit risk
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive measures                                   <             <             <                     <             <
Opportunity risk
------------------------------------------------------------------------------------------------------------------------------------
Lending portfolio securities                                  NF            NF          33.3                  33.3          33.3
Credit risk
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                                                     5F            5F           25F                   25F           25F
Leverage risk
------------------------------------------------------------------------------------------------------------------------------------
Hedging Strategies
------------------
Financial futures(4)                                          []            []           []                    []            []
Hedging, correlation, opportunity and leverage risk
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign currency contracts(4)                          <             <             <                     <             <
Hedging, credit, correlation, opportunity
and leverage risk
------------------------------------------------------------------------------------------------------------------------------------
Options(4) (exchange-traded and
over-the-counter)                                              []            []           []                    []            []
Hedging, credit, correlation and
leverage risk
------------------------------------------------------------------------------------------------------------------------------------
Writing (selling) covered call options(4)                     25            25            25                    25            25
(exchange-traded and over-the-counter)
Opportunity, credit and leverage risk
------------------------------------------------------------------------------------------------------------------------------------



                                                                            Berger                     Berger
                                                            Berger       Information       Berger      Mid Cap        Berger
                                                            Select        Technology   International    Value        Balanced
                                                            Fund             Fund           Fund        Fund           Fund
                                                            ------       -----------   -------------   -------       --------
Diversification                                                NF             F             F             F             F
-----------------------------------------------------------------------------------------------------------------------------
Small and mid-sized company securities                          <             <             <             Y             <
Market, liquidity and information risk
-----------------------------------------------------------------------------------------------------------------------------
Foreign securities                                              <             <             Y             <             <
Market, currency, transaction,
liquidity, information and political risk
-----------------------------------------------------------------------------------------------------------------------------
Sector focus                                                    Y             Y             <             Y             <
Market and liquidity risk
-----------------------------------------------------------------------------------------------------------------------------
Convertible securities1                                         <             <             <             <             Y
Market, interest rate, prepayment and
credit risk
-----------------------------------------------------------------------------------------------------------------------------
Investment grade bonds (nonconvertible)                         <             <             <             <             Y
Interest rate, market, call and credit risk
-----------------------------------------------------------------------------------------------------------------------------
Companies with limited operating histories                      <             <             <             <             <
Market, liquidity and information risk
-----------------------------------------------------------------------------------------------------------------------------
Illiquid and restricted securities                         [][][]        [][][]        [][][]        [][][]        [][][]
Market, liquidity and transaction risk
-----------------------------------------------------------------------------------------------------------------------------
Special situations                                              <             <             <             Y             <
Market and information risk
-----------------------------------------------------------------------------------------------------------------------------
Initial Public Offerings (IPOs)                                 <             <             <             <             <
Market, liquidity and information risk
-----------------------------------------------------------------------------------------------------------------------------
Mortgage-backed and asset-backed securities(3)                  N             N             N             N             <
Interest rate, prepayment, extension,
market and credit risk
-----------------------------------------------------------------------------------------------------------------------------
Temporary defensive measures                                    <             N             N             <             <
Opportunity risk
-----------------------------------------------------------------------------------------------------------------------------
Lending portfolio securities                                 33.3          33.3          33.3          33.3          33.3
Credit risk
-----------------------------------------------------------------------------------------------------------------------------
Borrowing                                                     25F           25F           25F           25F           25F
Leverage risk
-----------------------------------------------------------------------------------------------------------------------------
Hedging Strategies
------------------
Financial futures(4)                                           []            []             N            []            []
Hedging, correlation, opportunity and leverage risk
-----------------------------------------------------------------------------------------------------------------------------
Forward foreign currency contracts(4)                           <             <             Y             <             <
Hedging, credit, correlation, opportunity
and leverage risk
-----------------------------------------------------------------------------------------------------------------------------
Options(4) (exchange-traded and
over-the-counter)                                              []            []             N            []            []
Hedging, credit, correlation and
leverage risk
-----------------------------------------------------------------------------------------------------------------------------
Writing (selling) covered call options(4)                      25            25             N            25            25
(exchange-traded and over-the-counter)
Opportunity, credit and leverage risk
-----------------------------------------------------------------------------------------------------------------------------



                             Berger Funds - January 29, 2001 Combined Prospectus

26

Risk and Investment
Glossary

BORROWING refers to a loan of money from a bank or other financial institution undertaken by a Fund for temporary or emergency reasons only.

CALL RISK is the possibility that an issuer may redeem or "call" a fixed-income security before maturity at a price below its current market price. An increased likelihood of a call may reduce the security's price.

COMMON STOCK is a share of ownership (equity) interest in a company.

COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

CONVERTIBLE SECURITIES are debt or equity securities that may be converted on specified terms into stock of the issuer.

CORRELATION RISK occurs when a Fund "hedges" - uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected results may occur.

CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

CURRENCY RISK happens when a Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.


DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the Fund's share price. All of the Berger Funds are diversified funds, except the Berger Select Fund.


EXTENSION RISK is the risk that, as interest rates rise, borrowers are less likely to refinance their mortgages or other debts. As a result, the principal on mortgage-backed or asset-backed securities may be paid later than expected, which could cause the value of the securities to go down.

FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date at a predetermined price.

FOREIGN SECURITIES are issued by companies located outside of the United States. A Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S.

FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date at a predetermined price.

HEDGING RISK comes into play when a Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")

ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These do not include liquid Rule 144A securities.

INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.

INITIAL PUBLIC OFFERING (IPO) is the sale of a company's securities to the public for the first time. IPO companies can be small and have limited operating histories. The price of IPO securities can be highly unstable because of prevailing market psychology and the small number of shares available. In addition, the quality and number of IPOs available for purchase may diminish in the future, and their contribution to Fund performance may be less significant as a Fund grows in size.

INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.


INVESTMENT-GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment-grade bonds.


LENDING PORTFOLIO SECURITIES to qualified financial institutions is undertaken in order to earn income. The Funds lend securities only on a fully collateralized basis.

Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds

LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount that was invested in the contract.

LIQUIDITY RISK occurs when investments cannot be sold readily. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate and that such movements might reduce an investment's value.

MORTGAGE-BACKED SECURITIES are securities that represent interests in "pools" of mortgages or that are backed by mortgages where the interest and principal payments on the mortgages are "passed-through" to the security holder. Mortgage-backed securities may be issued or guaranteed by the U.S. Government. They may also be privately issued and backed by U.S. Government guaranteed securities or by private arrangements to make them more secure.

ASSET-BACKED SECURITIES are similar, except backed by assets such as car loans or credit card receivables rather than mortgages.

OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date at a fixed price. Options on securities indexes are similar, but settle in cash.

POLITICAL RISK comes into play with investments, particularly foreign investments, that may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

SECTOR FOCUS occurs when a significant portion of a Fund's assets are invested in a relatively small number of related industries. The Funds will not concentrate more than 25% of their total assets in any one industry. Sector focus may increase both market and liquidity risk.

SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. The market capitalization range targeted by each of the Funds investing primarily in small or mid-sized companies varies by Fund and appears in the description for those Funds under the heading "The Fund's Goal and Principal Investment Strategies." In general, the smaller the company, the greater its risks.

SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change that may significantly affect the value of their securities.

TEMPORARY DEFENSIVE MEASURES may be taken when a Fund's investment manager believes they are warranted because of market conditions. When this happens, the Fund may increase its investment in government securities and other short-term securities without regard to the Fund's investment restrictions, policies or normal investment emphasis.

TRANSACTION RISK means that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual. In the case of foreign securities, use of a foreign securities depository to maintain Fund assets may increase this risk. This risk may be minimized through an analysis and continuous monitoring, by the Funds' primary custodian, of the custodial risks of using the depository.

WRITING (SELLING) COVERED CALL OPTIONS is the selling of a contract to another party, which gives them the right but not the obligation to buy a particular security from you. A Fund will write call options only if it already owns the security (if it is "covered").


                             Berger Funds - January 29, 2001 Combined Prospectus

28

Buying Shares


Minimum Initial Investments
---------------------------

Regular investment                                  $2,000

Low Minimum Investment Plan                         $  100

IRA                                                 $  500

Minimum Subsequent Investments
------------------------------

Regular investment                                  $   50

Regular automatic investment                        $   50

Low Minimum Investment Plan                         $  100
   (required monthly automatic investments)

Send new account applications to

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958

OR for overnight, certified or registered mail only

Berger Funds
330 West 9th Street, 1st Floor
Kansas City, MO 64105


Important notes about paying for your shares

o    Your check must be made payable to Berger Funds.


o    Purchases must be made in U.S. dollars drawn on U.S. banks.


o You may not purchase shares by cash, credit card, third-party checks or checks drawn on foreign banks.

o Telephone and online purchase orders may not exceed $100,000 on the date the order is placed. Shares previously bought by telephone or online access are included in calculating account size only if payment has been received for those shares.

o Orders not paid for on time will be canceled, and shares will be redeemed from your account to compensate for any decline in price of the shares canceled.

o The Funds reserve the right to reject any order and to waive or reduce minimums, or increase minimums following notice.

BY MAIL

o    Read this prospectus.

o    Fill out the application if you are opening a new account.

o    Make out a check to Berger Funds for the amount you want to invest.

o Send the application and check to the Berger Funds in the envelope provided.

o To add to an existing account, be sure to include your account number on your check and mail it to the appropriate address above.

BY TELEPHONE*

o If you already have a Berger Funds account, you may purchase additional shares by telephone order.


o You must pay for them within three business days by wire, electronic funds transfer or overnight delivery of a check. If payment is not received within three business days the trade will be cancelled and your account may be charged for the loss to the Fund.


o Call (800) 551-5849 for current wire or electronic funds transfer instructions.

BY ONLINE ACCESS*

o If you have established a Berger Funds account with electronic funds transfer privileges you may purchase additional shares via online access.

o    You will find us online at bergerfunds.com.

BY SYSTEMATIC INVESTMENT PLAN

o To automatically purchase more shares on a regular basis for a regular minimum or Low Minimum Investment Plan account, fill out the Systematic Investment Plan section of the application. Investments are transferred automatically from your bank account.

o The Low Minimum Investment Plan is designed for investors who would like to begin a regular investment program but are reluctant to commit to higher lump sum initial investments. In order to qualify for the Low Minimum Investment Plan, an investor must commit to automatic monthly investments totaling no less than $100 per month per account. Automatic monthly investments must be made until the value of each account opened under the Plan is at least $2,000 or the account will be assessed an annual charge of $10.

* All shareholders are automatically granted telephone and online transaction privileges unless they decline them explicitly in writing, either on the account application or by writing to the Berger Funds at the address above. You may give up some level of security by choosing to buy and sell shares by telephone or online rather than by mail.

Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds


Selling (redeeming)
Shares

Important notes about payment for your redeemed shares

In times of extreme economic or market conditions, transactions by telephone or online may be difficult.

o Generally, payment for your redeemed shares will be sent to you within three business days after receipt of your redemption request in good order.

o You may receive payment for redeemed shares via wire or electronic funds transfer. You may elect these services on the account application or send to the Berger Funds a written request providing your bank information with your signature guaranteed. (See "Signature Guarantees/ Special Documentation" below.)

o Wire and electronic funds transfers are subject to a $1,000 minimum and $100,000 maximum.

o You will be charged $10 if you request a wire transfer. There is no charge for an electronic funds transfer.

o A wire transfer will be sent the next business day after receipt of your order, and an electronic funds transfer will be sent the second business day after receipt of your order.


o Proceeds from the redemption of shares purchased by check or through electronic funds transfer may be delayed until full payment for the shares has been received and cleared, which may take up to 15 days from the purchase date.


o The Berger Information Technology Fund will deduct a 1% redemption fee from your redemption proceeds if you redeem shares of that Fund held less than 6 months. This fee is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. This fee will not be charged to retirement plan accounts or in the case of redemptions resulting from the death of the shareholder.

BY MAIL

o Send a written request indicating your account number and the dollar amount or number of shares you are redeeming to the appropriate address shown under "Buying Shares."

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

BY TELEPHONE*

o    Call (800) 551-5849.

BY ONLINE ACCESS*

o    You will find us online at bergerfunds.com.

BY SYSTEMATIC WITHDRAWAL PLAN

o Shares may be redeemed automatically ($50 minimum) monthly, quarterly, semi-annually or annually.

o A systematic withdrawal plan may be established if you own shares in a Fund worth at least $5,000.

o    Call (800) 551-5849 for more information and forms.

* For limitations on telephone and online redemptions see "Signature Guarantees / Special Documentation" below. Telephone and online redemptions are not available for shares held in retirement accounts sponsored by the Funds.

                             Berger Funds - January 29, 2001 Combined Prospectus

30

Information About
Your Account


Exchanging Shares

Shares of the Funds described in this prospectus may be exchanged for shares of any other Berger Fund or for shares in the Cash Account Trust Portfolios (the CAT Portfolios). The CAT Portfolios are three separately managed, unaffiliated money market funds: the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio.

The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of these portfolios by the Berger Funds or Berger LLC. Berger LLC is compensated for administrative services it performs with respect to the CAT Portfolios.

When exchanging shares:

o Each account must be registered identically - have the same signatures and addresses.

o Each Fund or CAT Portfolio must be legally eligible for sale in your state of residence.

o You may exchange out of each of the Berger Funds up to four times per calendar year. At this time, there is no limit on the number of exchanges permitted out of the CAT Portfolios.

o    You may exchange by telephone, online access or mail.

o You are responsible for obtaining and reading the prospectus for the Fund or CAT Portfolio into which you are exchanging.

o An exchange out of a Berger Fund results in the sale of that Fund's shares and the purchase of another, normally resulting in a taxable event for you.

o Exchanges into any new Fund or CAT Portfolio are subject to that Fund's or Portfolio's initial and subsequent investment minimums.

o The Berger Information Technology Fund will deduct a 1% redemption fee from the amount you exchange if you exchange shares of that Fund held less than 6 months. This fee is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. This fee will not be charged to retirement plan accounts.

The Funds may terminate or modify the exchange privilege in the future.

Signature Guarantees/Special Documentation

The Funds use Signature Guarantees to protect you and the Funds from possible fraudulent requests for redeemed shares. Your redemption request must be in writing and accompanied by a Signature Guarantee if:

o    Your request exceeds $100,000.

o You request that payment be made to a name other than the one on your account registration.

o You request that payment be mailed to an address that has been changed within 30 days of your redemption request or to an address other than the one of record.

o    You change or add information relating to your designated bank.

Berger Funds reserve the right to require Signature Guarantees under other certain circumstances.

You can get a Signature Guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. You cannot obtain a Signature Guarantee from a notary public.

Make sure the Signature Guarantee appears:

o Together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request.

o On any share certificates you hold for the redeemed shares or on a separate statement of assignment (stock power) that may be obtained from a bank or broker.

Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians. For instructions, call (800) 551-5849, or write to the Berger Funds, P.O. Box 219958, Kansas City, MO 64121-9958.

Your Share Price

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for each Fund is determined by adding the value of that Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of that Fund's shares outstanding. For Funds offering more than one class of shares, share price is calculated separately for each class.

Each Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange

Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds

Other Information About Your Account

(normally 4:00 p.m. Eastern time) each day that the Exchange is open. Share price is not calculated on the days that the Exchange is closed.

For a purchase, redemption or exchange of Fund shares, your price is the share price next calculated after your request is received in good order and accepted by the Fund, its authorized agent or designee. To receive a specific day's price, your request must be received before the close of the New York Stock Exchange on that day.

When the Funds calculate their share price, they value the securities they hold at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees or directors. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

A Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected, and you will not be able to purchase or redeem shares.

SECURITY CONSIDERATIONS

You may give up some level of security by choosing to buy or sell shares by telephone or online, rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone and online instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record.

The Funds and their service providers are not liable for acting upon instructions communicated by telephone or online that they believe to be genuine if these procedures are followed.

CONFIRMATION OF YOUR PURCHASES AND REDEMPTIONS

After any transaction, you will receive written confirmation including the share price and the dollar amount and number of shares bought or redeemed. Exception:
Shares purchased under Systematic Investment Plans or redeemed under Systematic Withdrawal Plans will be confirmed quarterly. Partial shares will be calculated to three decimal places.

SHAREHOLDER REPORTS


To reduce expenses, a Fund may mail only one copy of most financial reports, prospectuses and proxies to your household, even if you have more than one account in the Fund. Call (800) 551-5849 to begin receiving your own copy or if you need additional copies of financial reports, prospectuses or proxy statements.


SHARE CERTIFICATES

To assist in minimizing administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Fund's transfer agent in book entry form. If you are selling shares previously issued in certificate form, you need to include the certificate along with your redemption or exchange request. If you have lost your certificate, please call us at (800) 551-5849.

PURCHASES THROUGH BROKER-DEALERS

You may buy Fund shares through certain broker-dealers or other financial organizations, but these organizations may charge you a fee or may have different minimums for first-time or additional investments that are not applicable if you buy shares directly from the Funds.

                             Berger Funds - January 29, 2001 Combined Prospectus

32

Other Information About
Your Account
(continued)


THIRD-PARTY ADMINISTRATORS

Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, recordkeeping or shareholder communications services) to investors purchasing shares of the Funds through those companies. A Fund's advisor or a Fund (if approved by its directors or trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds.

DATE-RELATED INFORMATION

Mutual funds and businesses around the world could be adversely affected if computers do not properly process date-related information. The Funds' advisors are addressing these issues for their computers and are getting reasonable assurances from the Funds' other major service providers that they too are addressing these issues to preserve smooth functioning of the Funds' trading, pricing, shareholder account, custodial and other operations. There can be no assurances, however, that all problems will be avoided.

These computer problems could also adversely affect the Funds' investments. Improperly functioning computers may disrupt securities markets generally or result in overall economic uncertainty. Individual companies may also be adversely affected by the cost of fixing their computers, which could be substantial. The Funds' investment managers consider these issues when evaluating investments for the Funds.

REDEMPTIONS IN-KIND

Each Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. If this occurs, you will incur transaction costs if you sell the securities for cash. You may have difficulty selling the securities and recovering the amount of your redemption if the securities are illiquid.

ACCOUNT MINIMUMS


The Funds will charge all shareholder accounts (except IRA accounts) with a balance of less than $2,000 an annual fee of $10 unless the shareholder account is making automatic monthly investments. This charge is designed to help offset the proportionately higher costs of maintaining small accounts.


This charge will apply to accounts that have been over $2,000 at some point in time only if the balance has dropped below this amount because shares were redeemed, not because the share value declined.

Shares in accounts that do not meet the minimum balance requirement applicable to them as described below may also be subject to involuntary redemption by the Funds.

REDEMPTIONS BY THE FUNDS OF CERTAIN ACCOUNTS

To reduce their expenses, all Funds other than the Berger Growth Fund may involuntarily redeem the shares in your account if your balance drops below $2,000 - but only if it drops below this amount because you have redeemed shares, not because the share value has declined. You will be given 60 days' notice before a Fund undertakes any involuntary redemption. During that time, you may buy more shares to bring your account above the minimum. Existing shareholders of the following Funds have lower minimum balance requirements and must maintain these minimum balances to avoid involuntary redemption:


                                   If your shares were             Your minimum     If your shares were            Your minimum
Fund                               purchased before...       account balance is     purchased before...      account balance is
----                               -------------------       ------------------     -------------------      ------------------
Berger Large Cap Growth Fund        January 26, 1996                $250             November 28, 1996              $  500

Berger Small Company Growth Fund    January 26, 1996                $250             November 28, 1996              $  500

Berger New Generation Fund                                                           November 28, 1996              $1,000


The Funds also reserve the right to close any account if it believes the shareholder is engaging in activities which may be detrimental to the Funds.

Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds


Distributions and Taxes

Distributions of income and gains

Unless you tell us that you want to receive your distributions in cash, they will be reinvested automatically in Fund shares. The Funds generally make two kinds of distributions:

o Capital gains from the sale of portfolio securities held by a fund. Each Fund will distribute any net realized capital gains annually, normally in December.

o Net investment income from interest or dividends received on securities held by a fund. The Funds will distribute their investment income as follows:


                                  Distributions of
Fund                              net investment income
----                              ---------------------
Berger Balanced Fund              Quarterly
                                  (normally in March, June,
                                  September and December)

All other Berger Funds            Annually
                                  (normally in December)



The Funds reserve the right to reinvest into your account undeliverable or uncashed dividend or distribution checks that remain outstanding for six months, or distributions of less than $10. The dividend or distribution amount will be reinvested in shares of the applicable Fund at the NAV next computed after the check is cancelled.


YOUR TAXES

You generally will owe tax on amounts distributed to you by the Funds in any non-retirement account whether you reinvest them in additional shares or receive them in cash. Distributions of gains from the sale of assets held by a Fund for more than one year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have owned your Fund shares. Distributions from other sources generally are taxed as ordinary income.


Distributions made by the Funds to you will normally be capital gains. A portion of those gains may be net short-term capital gains, which are taxed as ordinary income. The Berger Balanced Fund normally will also distribute net investment income, which is taxed as ordinary income. The other Berger Funds generally will not distribute net investment income, although any net investment income that is generated as a by-product of managing their portfolios will be distributed to you. If you redeem Fund shares that have appreciated in value, you will have a taxable gain upon redemption. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain if you exchange shares that have appreciated in value.


ADDITIONAL TAX INFORMATION

You should consult your own tax advisor about your particular situation. For more information about other tax matters, including backup withholding for certain taxpayers and other tax aspects of redemptions, see the SAI.

Tax-Sheltered Retirement Plans


The Funds offer several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit-sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA, Education IRA account or other retirement plans, please call (800) 551-5849, or write to the Berger Funds, P.O. Box 219958, Kansas City, MO 64121-9958. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Funds at (800) 259-2820.


                             Berger Funds - January 29, 2001 Combined Prospectus

34

Organization of the
Berger Funds Family

Investment Managers


The following companies provide investment management and administrative services to the Funds. The advisory fees paid for the most recent fiscal year are shown in the following table as a percentage of each Fund's average daily net assets.

Berger LLC (210 University Blvd., Suite 900, Denver, CO 80206) serves as investment advisor, sub-advisor or administrator to mutual funds and institutional investors. Berger LLC has been in the investment advisory business for 26 years. When acting as investment advisor, Berger LLC is responsible for managing the investment operations of the Funds. Berger LLC also provides administrative services to the Funds.

Bank of Ireland Asset Management (U.S.) Limited (BIAM) (75 Holly Hill Lane, Greenwich, CT 06830 [representative office]; 26 Fitzwilliam Place, Dublin 2, Ireland [main office]) serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. Bank of Ireland's investment management group was founded in 1966. As sub-advisor, BIAM provides day-to-day management of the investment operations of the Berger International Portfolio.


Perkins, Wolf, McDonnell & Company (PWM) (53 West Jackson Boulevard, Suite 722, Chicago, IL 60604) has been in the investment management business since 1984 and provides day-to-day management of the investment operations as sub-advisor of the Berger Mid Cap Value Fund.


Bay Isle Financial Corporation (Bay Isle) (160 Sansome Street, 17th Floor, San Francisco, CA 94104) has been in the investment advisory business since 1987. Bay Isle served as investment advisor to the Berger Information Technology Fund (then known as the InformationTech 100(R) Fund) from its inception in April 1997 until July 1999, when Bay Isle became sub-advisor to the Fund. As sub-advisor, Bay Isle provides day-to-day management of the Fund's investment operations.

Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds


--------------------------------------------------------------------------------
                  Advisory Fee
Fund              Paid by the     The Fund's Investment Manager
                  Fund or
                  Portfolio
--------------------------------------------------------------------------------
Berger Growth     0.69% paid to   Jay W. Tracey, CFA, Executive Vice President
Fund              Berger LLC      and Chief Investment Officer of Berger LLC,
                                  assumed management of the Fund in August 2000.
                                  Mr. Tracey joined Berger LLC in June 2000.
                                  From November 1995 to May 2000, he was Vice
                                  President and Portfolio Manager of Oppenheimer
                                  Funds where he managed emerging growth funds.
                                  Mr. Tracey has more than 24 years experience
                                  in the investment management industry.
--------------------------------------------------------------------------------
Berger Large Cap  0.74% paid to   Jay W. Tracey, CFA (see Berger Growth Fund)
Growth Fund       Berger LLC      and Steven L. Fossel, CFA (see Berger Balanced
                                  Fund) were appointed team portfolio managers
                                  of the Berger Large Cap Growth Fund in January
                                  2001. Mr. Fossel managed the Fund on an
                                  interim basis from August 2000 to January
                                  2001.
--------------------------------------------------------------------------------
Berger Mid Cap    0.75% paid to   Mark S. Sunderhuse, Executive Vice President
Growth Fund       Berger LLC      of Berger LLC, assumed management of the Fund
                                  in January 2001. Mr. Sunderhuse, along with
                                  Jay W. Tracey (see Berger Growth Fund) team
                                  managed the Fund on an interim basis from June
                                  2000 to January 2001. Mr. Sunderhuse joined
                                  Berger LLC in 1998 and has been a Portfolio
                                  Manager with the Berger Funds since January
                                  1999. From January 1998 to January 1999, he
                                  was Senior Vice President, Marketing, of
                                  Berger LLC. From January 1991 through January
                                  1998, he was Senior Vice President and
                                  Assistant Portfolio Manager with Crestone
                                  Capital Management, Inc., where he managed or
                                  co-managed small cap growth funds. Mr.
                                  Sunderhuse has more than 12 years of
                                  experience in the investment management
                                  industry.
--------------------------------------------------------------------------------
Berger Small      0.81% paid to   Paul A. LaRocco, CFA, Vice President of Berger
Company Growth    Berger LLC      LLC, assumed management of the Fund in January
Fund                              2001 when he joined Berger LLC. Prior to
                                  joining Berger, Mr. LaRocco co-managed small
                                  and mid-cap funds for Montgomery Asset
                                  Management from January 2000 to December 2000.
                                  From March 1998 to December 1999, he was a
                                  Senior Portfolio Manager for small and mid cap
                                  growth funds at Founders Asset Management and
                                  from 1993 to March 1998, he was a Portfolio
                                  Manager for small and mid-cap funds with
                                  Oppenheimer Funds. Mr. LaRocco has more than
                                  10 years of experience in the investment
                                  management industry.
--------------------------------------------------------------------------------
Berger New        0.83% paid to   Mark S. Sunderhuse, (see Berger Mid Cap Growth
Generation Fund   Berger LLC      Fund) has been the investment manager of the
                                  Berger New Generation Fund since January 1999.
--------------------------------------------------------------------------------
Berger Select     0.75% paid to   Jay W. Tracey, CFA (see Berger Growth Fund),
Fund              Berger LLC      Mark S. Sunderhuse (see Berger Mid Cap Growth
                                  Fund), Steven L. Fossel (see Berger Balance
                                  Fund) and Paul A. LaRocco, CFA (see Berger
                                  Small Company Growth Fund) are team managers
                                  of the Berger Select Fund. Mr. Sunderhuse
                                  joined management of the Fund in May 1999, Mr.
                                  Tracey and Mr. Fossel joined management of the
                                  Fund in June 2000 and Mr. LaRocco joined
                                  management of the Fund in January 2001.
--------------------------------------------------------------------------------
Berger            0.85% paid to   William F. K. Schaff, co-founder, co-owner and
Information       Berger LLC      Chief Investment Officer of Bay Isle, has been
Technology Fund                   the investment manager for the Berger
                                  Information Technology Fund since its
                                  inception in April 1997. Mr. Schaff has been
                                  managing accounts of Bay Isle clients since
                                  1987.
--------------------------------------------------------------------------------
Berger            0.88% paid to   BIAM, using a team approach, has been the
International     Berger LLC(1)   investment manager for the Portfolio, in which
Fund                              the Fund is invested, since its inception in
                                  1996. BIAM is the sub-advisor to the Portfolio
                                  and is part of Bank of Ireland's asset
                                  management group, established in 1966. Most of
                                  the team of investment professionals have been
                                  with the group for at least ten years.
--------------------------------------------------------------------------------
Berger Mid Cap    0.75% paid to   Thomas M. Perkins has been the lead investment
Value Fund        Berger LLC      manager for the Berger Mid Cap Value Fund
                                  since its inception in August 1998. Thomas
                                  Perkins has been an investment manager since
                                  1974 and joined Perkins, Wolf, McDonnell &
                                  Company as a portfolio manager in 1998.
                                  Previously, he was a portfolio manager of
                                  valuation sensitive growth portfolios for
                                  Alliance Capital from 1994 to June 1998. As
                                  lead manager, Tom Perkins is responsible for
                                  the daily decisions of the Fund's security
                                  selection. Robert H. Perkins has served as
                                  investment manager of the Berger Mid Cap Value
                                  Fund since its inception in August 1998, and
                                  as investment manager of the Berger Small Cap
                                  Value Fund since its inception in 1985. Robert
                                  Perkins has been an investment manager since
                                  1970 and serves as President and a director of
                                  PWM.
--------------------------------------------------------------------------------
Berger Balanced   0.70% paid to   Steven L. Fossel, CFA, Vice President of
Fund              Berger LLC      Berger LLC, is the investment manager of the
                                  Berger Balanced Fund. Mr. Fossel joined Berger
                                  LLC in March 1998 as a Senior Equity Analyst and assumed management of the Berger Balanced
                                  Fund in June 2000. Previously, Mr. Fossel was
                                  Vice President (from January 1996 to February
                                  1998) and an equity analyst (from 1992 to January 1996) with Salomon Brothers Asset
                                  Management and assistant portfolio manager of the Salomon Total Return Fund from January
                                  1997 to February 1998. Mr. Fossel has more than nine years of experience in the investment management industry.

--------------------------------------------------------------------------------

(1) BBOI Worldwide LLC, a joint venture between Berger LLC and BIAM, was the advisor to the Berger International Fund until May 12, 2000, when Berger LLC became the Fund's advisor.

                             Berger Funds - January 29, 2001 Combined Prospectus

36

Organization of the
Berger Funds Family
(continued)


PORTFOLIO TURNOVER

Portfolio changes are made whenever the Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover for a Fund may exceed 100% per year. A turnover rate of 100% means the securities owned by a Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Funds and in higher net taxable gains for you as an investor. Each Fund's portfolio turnover rate can be found under the heading "Financial Highlights for the Berger Funds Family."

12b-1 Arrangements

The Funds are "no-load" funds, meaning that you pay no sales charge or commissions when you buy or sell Fund shares. However, each Fund has adopted a 12b-1 plan permitting it to pay a fee in connection with distribution of its shares. Berger LLC is entitled to be paid a fee under each plan of 0.25% of each Fund's average daily net assets. Because this fee is paid on an ongoing basis, this may result in the cost of your investment increasing and over time may cost you more than other types of sales charges. The fee may be used for such things as marketing and promotion, compensation to dealers and others who provide distribution and administrative services, and shareholder support services (such as routine requests for information).

Special Fund Structures

MULTI-CLASS

The Berger Small Company Growth Fund, the Berger New Generation Fund and the Berger Information Technology Fund, teach currently has two classes of shares. The Investor Shares offered in this prospectus are available to the general public. The other class of shares, Institutional Shares, are offered through a separate prospectus and are designed for investors who maintain a minimum account balance of $250,000. Each class of shares has its own expenses so that share price, performance and distributions will differ between classes. The 12b-1 plans adopted by these Funds apply only to the Investor Shares. For more information on Institutional Shares, please call (800) 259-2820.

MASTER/FEEDER

The Berger International Fund is organized as a "feeder" fund in a "master/feeder" structure. This means that the Fund's assets are all invested in a larger "master" portfolio of securities, the Berger International Portfolio, which has investment goals and policies identical to those of the Fund. The other feeders investing in the Portfolio are the International Equity Fund and the Berger International CORE Fund. The International Equity Fund has a minimum balance requirement of $1,000,000 and the Berger International CORE Fund has a minimum balance requirement of $250,000. Each Fund shares its own expenses so that share price, performance and distributions will differ among feeders. For more information on these feeders, please call (800) 259-2820.

The Fund may withdraw its investment in the Portfolio at any time, if the Trustees determine that it is in the best interests of the Fund to do so. In that event, the Fund might transfer to another master fund or hire its own investment advisor. A withdrawal could result in the Fund receiving an in-kind distribution of portfolio securities from the Portfolio. In that case, the Fund could incur brokerage, tax or other charges if it converted the securities to cash. In addition, an in-kind distribution could adversely affect the liquidity of the Fund.

For more information on multi-class and master/feeder fund structures, see the SAI.

Berger Funds - January 29, 2001 Combined Prospectus

                                                            Financial Highlights

Financial Highlights
for the Berger Funds
Family


The financial highlights will help you understand each Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. Except as otherwise noted, PricewaterhouseCoopers LLP, independent accountants, audited this information. Their report is included in the Funds' annual report, which is available without charge upon request.


Berger Growth Fund
For a Share Outstanding Throughout the Period



                                                                               YEARS ENDED SEPTEMBER 30,
                                                                       2000             1999               1998
                                                                       ----             ----               ----
Net asset value, beginning of period                              $     15.56     $      11.99       $      21.51
                                                                  -----------     ------------       ------------
From investment operations

         Net investment loss                                               --            (0.00)(2)             --
                                                                  -----------     ------------       ------------
         Net realized and unrealized gains (losses) from
                  investments and foreign currency transactions          8.89             4.55              (2.57)
                                                                  -----------     ------------       ------------
Total from investment operations                                         8.89             4.55              (2.57)
                                                                  -----------     ------------       ------------
Less dividends and distributions
         Distributions (from capital gains)                             (3.58)           (0.98)             (6.95)
                                                                  -----------     ------------       ------------
Total dividends and distributions                                       (3.58)           (0.98)             (6.95)
                                                                  -----------     ------------       ------------
Net asset value, end of period                                    $     20.87     $      15.56       $      11.99
                                                                  -----------     ------------       ------------
Total Return                                                            60.93%           38.96%            (16.08)%
                                                                  -----------     ------------       ------------
Ratios/Supplemental Data:

Net assets, end of period (in thousands)                          $ 1,947,772     $  1,333,794       $  1,286,828

Gross/Net expense ratio to average net assets(3)                         1.13%            1.36%              1.38%

Ratio of net investment loss to average net assets                      (0.87)%          (0.38)%            (0.38)%

Portfolio turnover rate                                                    70%             274%               280%


                                                                                  YEARS ENDED SEPTEMBER 30,
                                                                                  1997(1)          1996(1)
                                                                                  -------          -------
Net asset value, beginning of period                                        $      19.64     $      18.89
                                                                            ------------     ------------
From investment operations
         Net investment loss                                                       (0.09)           (0.08)
                                                                            ------------     ------------
         Net realized and unrealized gains (losses) from
                  investments and foreign currency transactions                     4.73             1.76
                                                                            ------------     ------------
Total from investment operations                                                    4.64             1.68
                                                                            ------------     ------------
Less dividends and distributions
         Distributions (from capital gains)                                        (2.77)           (0.93)
                                                                            ------------     ------------
Total dividends and distributions                                                  (2.77)           (0.93)
                                                                            ------------     ------------
Net asset value, end of period                                              $      21.51     $      19.64
                                                                            ------------     ------------
Total Return                                                                       26.50%            9.36%
                                                                            ------------     ------------
Ratios/Supplemental Data:

Net assets, end of period (in thousands)                                    $  1,889,048     $  2,012,706

Gross/Net expense ratio to average net assets(3)                                    1.41%            1.42%

Ratio of net investment loss to average net assets                                 (0.40)%          (0.43)%

Portfolio turnover rate                                                              200%             122%


(1) Per share calculations for the period were based on average shares outstanding.

(2)  Amount represents less than $0.01 per share.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.


                             Berger Funds - January 29, 2001 Combined Prospectus

38

Financial Highlights
for the Berger Funds
Family

Berger Large Cap Growth Fund
For a Share Outstanding Throughout the Period



                                                                                   YEARS ENDED SEPTEMBER 30,
                                                                   2000         1999           1998            1997         1996
                                                               --------     --------       --------        --------     --------
Net asset value, beginning of period                           $  15.32     $  13.60       $  16.72        $  14.06     $  12.89
                                                               --------     --------       --------        --------     --------
From investment operations
         Net investment income (loss)                                --        (0.00)(3)       0.04            0.14         0.20

         Net realized and unrealized gains (losses) from
                  investments and foreign currency transactions    8.27         4.53          (0.30)           4.28         1.17
                                                               --------     --------       --------        --------     --------
Total from investment operations                                   8.27         4.53          (0.26)           4.42         1.37
                                                               --------     --------       --------        --------     --------
Less dividends and distributions
         Dividends (from net investment income)                      --           --          (0.03)          (0.13)       (0.20)
         Dividends (in excess of net investment income)              --        (0.01)         (0.01)             --           --
         Distributions (from capital gains)                       (2.18)       (2.80)         (2.82)          (1.63)          --
                                                               --------     --------       --------        --------     --------
Total dividends and distributions                                 (2.18)       (2.81)         (2.86)          (1.76)       (0.20)
                                                               --------     --------       --------        --------     --------
Net asset value, end of period                                 $  21.41     $  15.32       $  13.60        $  16.72     $  14.06
                                                               --------     --------       --------        --------     --------
Total Return                                                      56.09%       38.67%         (1.60)%         34.56%       10.66%
                                                               --------     --------       --------        --------     --------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                       $725,272     $379,356       $301,330        $357,023     $315,538
Gross/Net expense ratio to average net assets(1)                   1.18%        1.35%          1.44%           1.51%        1.56%
Ratio of net investment income (loss) to
         average net assets                                       (0.17)%      (0.22)%         0.25%           0.87%        1.39%
Portfolio turnover rate                                              74%         173%           417%(2)         173%         112%


(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.


(2) Portfolio turnover was greater than anticipated during this period due to active trading undertaken in response to market conditions that existed at that time.


(3)  Amount represents less than $0.01 per share.


Berger Funds - January 29, 2001 Combined Prospectus


Berger Mid Cap Growth Fund
For a Share Outstanding Throughout the Period



                                                                                                           PERIOD FROM
                                                                   YEARS ENDED SEPTEMBER 30,       DECEMBER 31,1997(1)
                                                                    2000            1999         TO SEPTEMBER 30, 1998
                                                                 -----------     -----------     ---------------------
Net asset value, beginnng of period                              $     21.82     $     10.93       $      10.00
                                                                 -----------     -----------       ------------
From investment operations
         Net investment income (loss)                                     --           (0.00)(5)             --
         Net realized and unrealized gains (losses) from
                  investments and foreign currency transactions        20.75           11.10               0.93
                                                                 -----------     -----------       ------------
Total from investment operations                                       20.75           11.10               0.93
                                                                 -----------     -----------       ------------
Less dividends and distributions
         Distributions (from capital gains)                            (1.30)          (0.21)                --
                                                                 -----------     -----------       ------------
Total dividends and distributions                                      (1.30)          (0.21)                --
                                                                 -----------     -----------       ------------
Net asset value, end of period                                   $     41.27     $     21.82       $      10.93
                                                                 -----------     -----------       ------------
Total Return(2)                                                        95.98%         102.76%              9.30%
                                                                 -----------     -----------       ------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                         $   122,564     $    25,550       $      4,283
Net expense ratio to average net assets(3)                              1.28%           1.78%              2.00%(4)
Ratio of net investment loss to average net assets                     (0.84)%         (1.03)%            (0.82)%4
Gross expense ratio to average net assets                               1.28%           1.78%              2.46%(4)
Portfolio turnover rate(2)                                               150%            178%               262%


(1)  Commencement of investment operations.

(2)  Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.


                             Berger Funds - January 29, 2001 Combined Prospectus

                                                            Financial Highlights

Berger Small Company Growth Fund - Investor Shares
For a Share Outstanding Throughout the Period




                                                                                       YEARS ENDED SEPTEMBER 30,
                                                                    2000           1999           1998         1997         1996
                                                              ----------       --------       --------     --------     --------
Net asset value, beginning of period                          $     4.86       $   3.61       $   5.33     $   4.74     $   3.61
                                                              ----------       --------       --------     --------     --------
From investment operations
         Net investment income (loss)                              (0.00)(1)      (0.00)(1)         --        (0.05)       (0.03)
         Net realized and unrealized gains (losses) from
                  investments and foreign currency transaction      3.85           1.95          (1.24)        0.84         1.16
                                                              ----------       --------       --------     --------     --------
Total from investment operations                                    3.85           1.95          (1.24)        0.79         1.13
                                                              ----------       --------       --------     --------     --------
Less dividends and distributions
         Distributions (from capital gains)                        (1.28)         (0.70)         (0.48)       (0.20)          --
                                                              ----------       --------       --------     --------     --------
Total dividends and distributions                                  (1.28)         (0.70)         (0.48)       (0.20)          --
                                                              ----------       --------       --------     --------     --------
Net asset value, end of period                                $     7.43       $   4.86       $   3.61     $   5.33     $   4.74
                                                              ----------       --------       --------     --------     --------
Total Return                                                       84.27%         62.78%        (24.70)%      17.68%       31.30%
                                                              ----------       --------       --------     --------     --------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                      $1,468,541       $675,637       $561,741     $902,685     $871,467
Net expense ratio to average net assets(2)                          1.27%          1.60%          1.48%        1.67%        1.68%
Ratio of net investment loss to average net assets                 (0.83)%        (1.21)%        (1.01)%      (1.09)%      (0.97)%
Gross expense ratio to average net assets                           1.27%          1.60%          1.59%        1.67%        1.68%
Portfolio turnover rate                                               92%           128%            97%         111%          91%


(1)  Amount represents less than $0.01 per share.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

Berger New Generation Fund - Investor Shares
For a Share Outstanding Throughout the Period



                                                                                                                         PERIOD FROM
                                                                           YEARS ENDED SEPTEMBER 30,            MARCH 29, 1996(1) TO
                                                                    2000        1999          1998         1997   SEPTEMBER 30, 1996
                                                                --------    --------      --------     -------- --------------------

Net asset value, beginning of period                            $  25.77    $  12.66      $  14.72     $  11.82         $  10.00
                                                                --------    --------      --------     --------         --------
From investment operations
         Net investment income (loss)                              (0.00)(6)   (0.00)(6)        --        (0.13)            0.56
         Net realized and unrealized gains (losses) from
                  investments and foreign currency transactions    16.77       13.61         (2.06)        3.64             1.26
                                                                --------    --------      --------     --------         --------
Total from investment operations                                   16.77       13.61         (2.06)        3.51             1.82
                                                                --------    --------      --------     --------         --------
Less dividends and distributions
         Dividends (from net investment income)                       --          --            --        (0.61)              --
         Distributions (from capital gains)                        (4.55)      (0.50)           --           --               --
                                                                --------    --------      --------     --------         --------
Total dividends and distributions                                  (4.55)      (0.50)           --        (0.61)              --
                                                                --------    --------      --------     --------         --------
Net asset value, end of period                                  $  37.99    $  25.77      $  12.66     $  14.72         $  11.82
                                                                --------    --------      --------     --------         --------
Total Return(2)                                                    67.16%     110.82%       (13.99)%      31.53%           18.20%
                                                                --------    --------      --------     --------         --------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                        $853,154    $330,938      $113,693     $190,164         $116,912
Net expense ratio to average net assets(3)                          1.30%       1.54%         1.72%        1.89%            1.90%(4)
Ratio of net investment income (loss) to
         average net assets                                        (1.11)%     (1.29)%       (1.37)%      (1.51)%          12.35%(4)
Gross expense ratio to average net assets                           1.30%       1.54%         1.72%        1.89%            2.09%(4)
Portfolio turnover rate(2)                                           149%        168%          243%         184%             474%(5)


(1)  Commencement of investment operations for Investor Shares.

(2)  Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.


(5) Portfolio turnover was greater than anticipated during this period as a result of portfolio transactions undertaken in response to volatile markets and the short tax year for its initial period of operations.


(6)  Amount represents less than $0.01 per share.

                             Berger Funds - January 29, 2001 Combined Prospectus

40

Financial Highlights
for the Berger Funds
Family

Berger Select Fund
For a Share Outstanding Throughout the Period



                                                                                                            PERIOD FROM
                                                                   YEARS ENDED SEPTEMBER 30,       DECEMBER 31, 1997(1)
                                                                      2000             1999       TO SEPTEMBER 30, 1998
                                                                   ----------        ---------    ---------------------
Net asset value, beginning of period                               $    19.17        $   13.26         $      10.00
                                                                   ----------        ---------         ------------
From investment operations
         Net investment income                                          (0.00)(6)         0.01                 0.07
         Net realized and unrealized gains (losses) from
                  investments and foreign currency transactions         10.55             6.80                 3.19
                                                                   ----------        ---------         ------------
Total from investment operations                                        10.55             6.81                 3.26
                                                                   ----------        ---------         ------------
Less dividends and distributions
         Dividends (from net investment income)                         (0.02)           (0.05)                  --
         Dividends (in excess of net investment income)                    --            (0.01)                  --
         Distributions (from capital gains)                             (4.45)           (0.84)                  --
                                                                   ----------        ---------         ------------
Total dividends and distributions                                       (4.47)           (0.90)                  --
                                                                   ----------        ---------         ------------
Net asset value, end of period                                     $    25.25        $   19.17         $      13.26
                                                                   ----------        ---------         ------------
Total Return(2)                                                         55.73%           53.06%               32.60%
                                                                   ----------        ---------         ------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                           $  122,331        $ 101,352         $     41,571
Gross/Net expense ratio to average net assets(3)                         1.23%            1.29%                1.48%(5)
Ratio of net investment income (loss) to
         average net assets                                             (0.81)%           0.27%                1.13%(5)
Portfolio turnover rate(2)                                                123%             696%               1,486%(4)



(1)  Commencement of investment operations.

(2)  Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

(5)  Annualized.


(6)  Amount represents less than $0.01 per share.



Berger Information Technology Fund - Investor Shares
For a Share Outstanding Throughout the Period




                                                                               YEAR ENDED     PERIOD FROM JULY 2, 1999(1)
                                                                    SEPTEMBER 30, 2000(2)        TO SEPTEMBER 30, 1999(2)
                                                                    ---------------------     ---------------------------
Net asset value, beginning of period                                       $     8.21                     $     7.64
                                                                           ----------                     ----------
From investment operations
         Net investment income (loss)                                           (0.00)(5)                      (0.00)(5)
         Net realized and unrealized gains (losses) from
                  investments and foreign currency transactions                  9.43                           0.57
                                                                           ----------                     ----------
Total from investment operations                                                 9.43                           0.57
                                                                           ----------                     ----------
Less dividends and distributions
         Distributions (from capital gains)                                     (0.05)                            --
                                                                           ----------                     ----------
Total dividends and distributions                                               (0.05)                            --
                                                                           ----------                     ----------
Net asset value, end of period                                             $    17.59                     $     8.21
                                                                           ----------                     ----------
Total Return(6)                                                                114.97%                          7.46%
                                                                           ----------                     ----------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                                   $   72,173                     $    4,811
Net expense ratio to average net assets(3)                                       1.63%                          1.83%(4)
Ratio of net investment loss to average net assets                              (1.36)%                        (1.58)%(4)
Gross expense ratio to average net assets                                        1.63%                          2.16%(4)
Portfolio turnover rate(6)                                                         38%                            31%


(1)  Commencement of investment operations for Investor Shares.


(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.


(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.


(6)  Not annualized.


Berger Funds - January 29, 2001 Combined Prospectus

                                                            Financial Highlights

Berger Information Technology Fund

Supplemental Financial Highlights
For a Share Outstanding Throughout the Period

The following financial highlights are for the Fund for periods ending February 28, 1998 and 1999, and for the period from March 1, 1999 to July 1, 1999, prior to the Fund's reorganization. Prior to the Fund's reorganization on July 2, 1999, the Fund was known as the InformationTech 100(R) Fund. At the time of the reorganization, the Fund adopted share classes and first began offering the Investor Shares. Therefore, the 0.25% 12b-1 fee paid by the Investor Shares is not reflected in the data on the table. Unless otherwise noted, this information was audited by the Fund's prior independent accountants. Their report appears in the 1999 Annual Report to Shareholders of the InformationTech 100(R) Fund and is available from the Fund without charge upon request. The information for the period March 1, 1999 to July 1, 1999 is unaudited.



                                                                     PERIOD FROM
                                                                   MARCH 1, 1999                                     PERIOD FROM
                                                              TO JULY 1, 1999(2)           YEAR ENDED           APRIL 8, 1997(1)
                                                                     (UNAUDITED)  FEBRUARY 28, 1999(2)   TO FEBRUARY 28, 1998(2)
                                                              ------------------  --------------------   -----------------------
Net asset value, beginning of period                                $       6.34          $       4.31         $       2.86
                                                                    ------------          ------------         ------------
From investment operations
         Net investment loss                                               (0.03)                (0.04)               (0.01)
         Net realized and unrealized gains (losses) from
                  investments and foreign currency transactions             1.43                  2.07                 1.46
                                                                    ------------          ------------         ------------
Total from investment operations                                            1.40                  2.03                 1.45
                                                                    ------------          ------------         ------------
Less dividends and distributions
         Distributions (from capital gains)                                (0.10)                   --                   --
                                                                    ------------          ------------         ------------
Total dividends and distributions                                          (0.10)                   --                   --
                                                                    ------------          ------------         ------------
Net asset value, end of period                                      $       7.64          $       6.34         $       4.31
                                                                    ------------          ------------         ------------
Total Return(5)                                                            20.54%                47.13%               50.75%
                                                                    ------------          ------------         ------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                            $     18,101          $     12,446         $      2,674
Net expense ratio to average net assets(3)                                  1.48%(4)              1.50%                1.50%(4)
Ratio of net income (loss) to average net assets                           (1.22)%(4)            (1.19)%              (1.01)%(4)
Gross expense ratio to average net assets                                   2.03%(4)              2.67%               12.17%(4)
Portfolio turnover rate(5)                                                    11%                   35%                  33%


(1)  Commencement of investment operations for the Fund.


(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.


(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.


(5)  Not annualized.



                             Berger Funds - January 29, 2001 Combined Prospectus

42

Financial Highlights
for the Berger Funds
Family

Berger International Fund
For a Share Outstanding Throughout the Period



                                                                                                                   PERIOD FROM
                                                                   YEARS ENDED SEPTEMBER 30,               NOVEMBER 7, 1996(1)
                                                           2000(7)             1999             1998     TO SEPTEMBER 30, 1997
                                                      ------------     ------------     ------------     ---------------------
Net asset value, beginning of period                  $      12.51     $      10.06     $      11.46          $      10.00
                                                      ------------     ------------     ------------          ------------
From investment operations
   Net investment income (loss)                            (0.00)(8)          (0.07)            0.50                  0.05
   Net realized and unrealized gains (losses) from
      investments and foreign currency transactions
      allocated from Portfolio                                1.18             3.01            (1.46)                 1.41
                                                      ------------     ------------     ------------          ------------
Total from investment operations                              1.18             2.94            (0.96)                 1.46
                                                      ------------     ------------     ------------          ------------
Less dividends and distributions
   Dividends (from net investment income)                       --            (0.47)           (0.06)                   --
   Distributions (from capital gains)                           --            (0.02)           (0.38)                   --
                                                      ------------     ------------     ------------          ------------
Total dividends and distributions                               --            (0.49)           (0.44)                   --
                                                      ------------     ------------     ------------          ------------
Net asset value, end of period                        $      13.69     $      12.51     $      10.06          $      11.46
                                                      ------------     ------------     ------------          ------------
Total Return(3)                                               9.43%           29.64%           (8.46)%               14.60%
                                                      ------------     ------------     ------------          ------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)              $     38,425     $     23,014     $     16,515          $     18,673
Net expense ratio to average net assets(4,5)                  1.71%            1.76%            1.80%                 1.90%(2)
Ratio of net income (loss) to average net assets             (0.00)%          (0.01)%           2.20%                 0.61%(2)
Gross expense ratio to average net assets(5)                  1.71%            1.77%            1.83%                 1.99%(2)
Portfolio turnover rate(3,6)                                    31%              16%              17%                   17%



(1)  Commencement of investment operations.


(2)  Annualized.


(3)  Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.

(5) Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.


(6) Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.



(7) Per share calculations for the period were based on average shares outstanding.



(8)  Amount represents less than $0.01 per share.



Berger Funds - January 29, 2001 Combined Prospectus

                                                            Financial Highlights

The following table is based on the historical financial statements of the pool of assets that was, in a practical sense, the predecessor to the Portfolio in which the Berger International Fund is invested. The total return, expense ratios and per share data on the table have been adjusted to reflect the increase in Fund operating expenses that was expected to occur when the pool's assets were transferred to the Portfolio over the pool's actual operating expenses for each period shown. The table covers the period from the beginning of the pool through October 11, 1996, when the pool's assets were transferred to the Portfolio. The pool was not registered with the SEC and was not subject to the investment restrictions imposed on mutual funds. If the pool had been registered, the pool's financial results might have been adversely affected.

International Equity Pool

Adjusted Selected Data (Unaudited)
For a Share Outstanding Throughout the Period




                                             PERIOD FROM
                                              JANUARY 1,
                                                 1996 TO
                                              OCTOBER 11                     YEARS ENDED DECEMBER 31,
                                                 1996(2)            1995         1994          1993         1992
                                             -----------       ---------    ---------     ---------    ---------
Per Share Data:(3)
Net asset value, beginning of period           $    8.94       $    7.52    $    8.16     $    5.98    $    5.43
                                               ---------       ---------    ---------     ---------    ---------
From investment operations
   Net investment income                            0.11            0.12         0.06          0.10         0.08
Net realized and unrealized gain (loss)
   from investments                                 0.95            1.30        (0.70)         2.08         0.47
                                               ---------       ---------    ---------     ---------    ---------
Total from investment operations                    1.06            1.42        (0.64)         2.18         0.55
                                               ---------       ---------    ---------     ---------    ---------
Net asset value, end of period                 $   10.00       $    8.94    $    7.52     $    8.16    $    5.98
                                               ---------       ---------    ---------     ---------    ---------
Total Return(3)                                    11.91%          18.78%       (7.80)%       36.38%       10.21%
                                               ---------       ---------    ---------     ---------    ---------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)       $   4,482       $   5,662    $   6,215     $   5,495    $   3,016
Net expense ratio to average net assets(3,4)        1.78%(5)        1.78%        1.78%         1.78%        1.78%
Ratio of net investment income (loss) to
   average net assets(3)                            1.11%(5)        1.03%        0.42%         0.92%        0.78%
Gross expense ratio to average net assets(3)        1.83%(5)        1.83%        1.83%         1.83%        1.83%
Portfolio turnover rate                               30%             34%          62%           41%          36%


                                                                              PERIOD FROM
                                                                                 JULY 31,
                                                                               1989(1) TO
                                               YEARS ENDED DECEMBER 31,      DECEMBER 31,
                                                 1991             1990               1989
                                               ---------     ---------       ------------
Per Share Data:(3)
Net asset value, beginning of period           $    4.80     $    5.00          $    4.11
                                               ---------     ---------          ---------
From investment operations
   Net investment income                            0.08          0.06               0.02
Net realized and unrealized gain (loss)
   from investments                                 0.55         (0.26)              0.87
                                               ---------     ---------          ---------
Total from investment operations                    0.63         (0.20)              0.89
                                               ---------     ---------          ---------
Net asset value, end of period                 $    5.43     $    4.80          $    5.00
                                               ---------     ---------          ---------
Total Return(3)                                    13.18%        (4.11)%            21.80%
                                               ---------     ---------          ---------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)       $   2,364     $   1,201          $     916
Net expense ratio to average net assets(3,4)        1.78%         1.78%              1.78%(5)
Ratio of net investment income (loss) to
   average net assets(3)                            1.26%         0.79%             (0.47)%(5)
Gross expense ratio to average net assets(3)        1.83%         1.83%              1.83%(5)
Portfolio turnover rate                               27%           31%               413%



(1)  Commencement of operations of the pool.

(2)  Commencement of operations of the Portfolio in which the Fund is invested.

(3) Adjusted to reflect the increase in expenses expected in operating the Fund, including the Fund's pro rata share of the Portfolio's expenses, net of fee waivers. Additionally, total return is not annualized for periods of less than one full year.

(4) Net expenses represent gross expenses less fees that would have been waived by the Advisor of the Portfolio if the fee waiver in effect for the Portfolio had been in effect for the pool.

(5)  Annualized.


                             Berger Funds - January 29, 2001 Combined Prospectus

44

Financial Highlights
for the Berger Funds
Family

Berger Mid Cap Value Fund
For a Share Outstanding Throughout the Period



                                                                                                             PERIOD FROM
                                                                    YEARS ENDED SEPTEMBER 30,         AUGUST 12, 1998(1)
                                                                         2000             1999     TO SEPTEMBER 30, 1998
                                                                   ----------       ----------     ---------------------
Net asset value, beginning of period                               $    12.17       $     9.33                $    10.00
                                                                   ----------       ----------                ----------
From investment operations
    Net investment income                                                0.08             0.07                      0.03
    Net realized and unrealized gains (losses) from
         investments and foreign currency transactions                   3.46             2.83                     (0.70)
                                                                   ----------       ----------                ----------
Total from investment operations                                         3.54             2.90                     (0.67)
                                                                   ----------       ----------                ----------
Less dividends and distributions
    Dividends (from net investment income)                              (0.04)           (0.06)                       --
    Dividends (from capital gains)                                      (1.24)              --                        --
                                                                   ----------       ----------                ----------
Total dividends and distributions                                       (1.28)           (0.06)                       --
                                                                   ----------       ----------                ----------
Net asset value, end of period                                     $    14.43       $    12.17                $     9.33
                                                                   ----------       ----------                ----------
Total Return(2)                                                         31.11%           31.12%                    (6.70)%
                                                                   ----------       ----------                ----------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                           $   33,013       $   22,918                $   19,710
Gross/Net expense ratio to average net assets(3)                         1.59%            1.62%                     1.68%(4)
Ratio of net investment income to average net assets                     0.72%            0.54%                     2.30%(4)
Portfolio turnover rate(2)                                                129%             154%                       25%


(1)  Commencement of investment operations.

(2)  Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.


Berger Funds - January 29, 2001 Combined Prospectus

                                                            Financial Highlights

Berger Balanced Fund
For a Share Outstanding Throughout the Period



                                                                                YEARS ENDED SEPTEMBER 30,
                                                                          2000             1999          1998(1)
                                                                  ------------     ------------     ------------
Net asset value, beginning of period                              $      16.62     $      13.28     $      10.00
                                                                  ------------     ------------     ------------
From investment operations
         Net investment income                                            0.28             0.23             0.22
         Net realized and unrealized gains from
                  investments and foreign currency transactions           4.57             4.69             5.17
                                                                  ------------     ------------     ------------
Total from investment operations                                          4.85             4.92             5.39
                                                                  ------------     ------------     ------------
Less dividends and distributions
         Dividends (from net investment income)                          (0.27)           (0.23)           (0.21)
         Distributions (from capital gains)                              (1.82)           (1.35)           (1.90)
                                                                  ------------     ------------     ------------
Total dividends and distributions                                        (2.09)           (1.58)           (2.11)
                                                                  ------------     ------------     ------------
Net asset value, end of period                                    $      19.38     $      16.62     $      13.28
                                                                  ------------     ------------     ------------
Total Return                                                             30.08%           39.41%           56.77%
                                                                  ------------     ------------     ------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                          $    176,798     $    122,766     $     30,721
Net expense ratio to average net assets(2)                                1.14%            1.23%            1.50%
Ratio of net investment income to average net assets                      1.48%            1.63%            1.81%
Gross expense ratio to average net assets                                 1.14%            1.23%            1.57%
Portfolio turnover rate                                                     82%             227%             658%(3)


(1) The Fund had no financial highlights for the one day of operations during the period ended September 30, 1997.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(3) Portfolio turnover was greater than expected during this period due to higher than normal trading activity undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

                             Berger Funds - January 29, 2001 Combined Prospectus

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


FOR MORE INFORMATION:                                             [PRESORTED
                                                                   STANDARD
Additional information about the Funds' investments is            U.S. POSTAGE
available in the Funds' semi-annual and annual reports to            PAID
shareholders. The Funds' annual report contains a discussion      CHICAGO, IL
of the market conditions and investment strategies that          PERMIT NO. 941]
AFFECTED the Funds' performance over the past year.

You may wish to read the Statement of Additional Information
(SAI) for more information on the Funds and the securities they invest in. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.

You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Funds by writing or calling the Funds at:

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958
(800) 333-1001
bergerfunds.com

Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Web site at sec.gov.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington D.C. For information on the operation of the Public Reference Room, call (202) 942-8090. Copies of documents may also be obtained, after paying a duplicating fee, by sending your request to the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NUMBERS:

Berger Investment Portfolio Trust 811-8046
o  Berger Information Technology Fund - Investor Shares
o  Berger New Generation Fund - Investor Shares
o  Berger Select Fund
o  Berger Small Company Growth Fund - Investor Shares
o  Berger Mid Cap Growth Fund
o  Berger Mid Cap Value Fund
o  Berger Balanced Fund

Berger Growth Fund, Inc. 811-1382
o  Berger Growth Fund

Berger Worldwide Funds Trust 811-07669
o  Berger International Fund

Berger Large Cap Growth Fund, Inc. 811-1383
o  Berger Large Cap Growth Fund

                                                                         COMPROS